                                                               EXHIBIT 99.6(e)

                       Amendment to Distribution Agreements
                       ------------------------------------

     The Distribution Agreements between Prudential Mutual Fund Distributors, Inc. and each of the Funds listed below are hereby transferred to Prudential Securities Incorporated effective January 1, 1996.

Name of Fund                                        Date of Agreement
------------                                        -----------------

The BlackRock Government Income Trust           August 30, 1991 and amended
 (Class A)                                      and restated on April 12, 1995

Command Government Fund                         September 15, 1988 and amended
                                                and restated on April 12, 1995

Command Money Fund                              September 15, 1988 and amended
                                                and restated on April 12, 1995

Command Tax-Free Money Fund                     September 15, 1988 and amended
                                                and restated on April 12, 1995

Global Utility Fund, Inc.                       February 4, 1991 and amended
 (Class A)                                      amended and restated on
                                                July 1, 1993, August 1, 1994
                                                and May 4, 1995

Nicholas-Applegate Fund, Inc.                   August 1, 1994 and amended
 (Class A)                                      and restated on May 12, 1995

     Nicholas-Applegate Growth Equity Fund

Prudential Allocation Fund                      January 22, 1990 and amended
 (Class A)                                      and restated on August 1, 1994
                                                and May 3, 1995
     Strategy Portfolio
     Balanced Portfolio


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Prudential California Municipal Fund            August 1, 1994 and amended
 (Class A)                                      and restated on May 5, 1995

     California Income Series
     California Series

Prudential California Municipal Fund            February 10, 1989 and amended
                                                and restated on July 1, 1993
     California Money Market Series             and May 5, 1995

Prudential Diversified Bond Fund, Inc.          January 3, 1995 and amended
 (Class A)                                      and restated on June 13, 1995

Prudential Equity Fund, Inc.                    August 1, 1994 and amended
 (Class A)                                      and restated on May 5, 1995

Prudential Equity Income Fund                   August 1, 1994 and amended
 (Class A)                                      and restated on  May 3, 1995

Prudential Europe Growth Fund, Inc.             July 11, 1994 and amended
 (Class A)                                      and restated on June 13, 1995

Prudential Global Fund, Inc.                    August 1, 1994 and amended
 (Class A)                                      and restated on June 5, 1995

Prudential Global Genesis Fund, Inc.            August 1, 1994 and amended
 (Class A)                                      and restated on May 3, 1995

Prudential Global Natural Resources Fund, Inc.  August 1, 1994 and amended
 (Class A)                                      and restated on May 3, 1995

Prudential Government Income Fund, Inc.         January 22, 1990 and amended
 (Class A)                                      and restated on April 13, 1995

Prudential Government Securities Trust          November 20, 1990 and amended
  Money Market Series                           and restated on July 1, 1993,
  U.S. Treasury Money Market Series             May 2, 1995 and August 1, 1995

Prudential Growth Opportunity Fund, Inc.        January 22, 1990 and amended
 (Class A)                                      and restated on July 1, 1993,
                                                August 1, 1994 and May 2, 1995


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Prudential High Yield Fund, Inc.                January 22, 1990 and amended
 (Class A)                                      and restated on July 1, 1993,
                                                August 1, 1994 and May 2, 1995

Prudential Institutional Liquidity              November 20, 1987 and amended
 Portfolio, Inc.                                and restated on July 1, 1993
                                                and April 11, 1995
  Prudential Institutional Money Market Series

Prudential Intermediate Global Income           August 1, 1994 and amended
 Fund, Inc. (Class A)                           and restated on May 10, 1995

Prudential MoneyMart Assets                     May 1, 1988 and amended
                                                and restated on July 1, 1993
                                                and May 10, 1995

Prudential Mortgage Income Fund, Inc.           August 1, 1994 and amended
 (Class A)                                      and restated on May 5, 1995

Prudential Multi-Sector Fund, Inc.              August 1, 1994 and amended
 (Class A)                                      and restated on May 3, 1995

Prudential Municipal Bond Fund                  August 1, 1994 and amended
 (Class A)                                      and restated on May 3, 1995

     Insured Series
     High Yield Series
     Intermediate Series

Prudential Municipal Series Fund                August 1, 1994 and amended
 (Class A)                                      and restated on May 5, 1995

     Florida Series
     Hawaii Income Series
     Maryland Series
     Massachusetts Series
     Michigan Series
     New Jersey Series
     New York Series
     North Carolina Series
     Ohio Series
     Pennsylvania Series


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

Prudential Municipal Series Fund

  Connecticut Money Market Series               February 10, 1989 and amended
  Massachusetts Money Market Series             and restated on July 1, 1993
  New Jersey Money Market Series                and May 5, 1995
  New York Money Market Series

Prudential National Municipals Fund, Inc.       January 22, 1990 and amended
 (Class A)                                      and restated on July 1, 1993,
                                                August 1, 1994 and May 2, 1995

Prudential Pacific Growth Fund, Inc.            August 1, 1994 and amended
 (Class A)                                      and restated on June 5, 1995

Prudential Global Limited Maturity Fund, Inc.   August 1, 1994 and amended
 (formerly Prudential Short-Term Global Income and restated on June 5, 1995 Fund Inc.) (Class A)

     Global Assets Portfolio
     Limited Maturity Portfolio

Prudential Special Money Market Fund            January 12, 1990 and amended
     Money Market Series                        and restated on April 12, 1995

Prudential Structured Maturity Fund, Inc.       August 1, 1994 and amended
 (Class A)                                      and restated on June 14, 1995

     Income Portfolio

Prudential Tax-Free Money Fund, Inc.            May 2, 1988 and amended and
                                                restated on July 1, 1993,
                                                May 2, 1995 and August 1, 1995

Prudential U. S. Government Fund                August 1, 1994 and amended
 (Class A)                                      and restated on June 5, 1995

Prudential Utility Fund, Inc.                   August 1, 1994 and amended
 (Class A)                                      and restated on June 14, 1995


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

                                     EACH OF THE FUNDS LISTED ABOVE


                                     By
                                           /s/ Robert F. Gunia
                                           ----------------------------
                                           Robert F. Gunia
                                           Vice President


                                     PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC.


                                     By
                                           /s/ Stephen P. Fisher
                                           ----------------------------
                                           Stephen P. Fisher
                                           Vice President



AGREED TO AND ACCEPTED BY:


     PRUDENTIAL SECURITIES INCORPORATED


By
     /s/ Brendan Boyle
     ----------------------------
     Brendan Boyle
     Senior Vice President


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